Warrants	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Warrants and Rights Note Disclosure [Abstract]
Warrants
8.	Warrants

We previously issued a warrant to purchase 84,360 shares of Series A convertible preferred stock in conjunction with a credit facility with a lender at an exercise price of $0.88905 per share. Immediately prior to the completion of the IPO, this warrant was converted into a warrant to purchase 84,360 shares of Class B common stock. The fair value at the time of the conversion was $1.2 million and was recorded as additional paid-in capital and a reduction of the preferred stock warrant liability. In May 2017, the warrant holder exercised the warrant and we issued 79,363 shares of Class B common stock through a cashless exercise of the warrant, in accordance with its terms.

8.    Warrants

In November 2008, we issued a warrant to purchase 84,360 shares of our Series A convertible preferred stock in connection with a credit facility with a lender. The warrant has a 10-year term and an exercise price of $0.88905 per share. This warrant is subject to remeasurement at each reporting period. The fair value of the warrant as of December 31, 2015 and 2016 was $0.7 million and $0.9 million, respectively. Subsequent changes in fair value are recorded within other expense, net in the accompanying consolidated statements of operations. The inputs and valuation techniques used to measure the fair value of this warrant are discussed in Note 2.